SUPPLY AGREEMENT

      Supply Agreement (this "Agreement") dated as of November 16, 2004 between Vision Bioenergy Australia Pty. Ltd., a Nevada corporation (the "Company"), and SRW Nominees Pty. Ltd., an Australian company (the "Supplier"). SRW Nominees Pty. Ltd. trades under name Big Ben Services.

      WHEREAS, the Supplier supplies used and recycled vegetable oil to manufacturers and distributors throughout Australia;

      WHEREAS, the Company, through a subsidiary, will shortly commence the production and distribution of biodiesel in Australia; and

      WHEREAS, in connection with its production of biodiesel, the Company desires to purchase from the Supplier, and the Supplier desires to sell to the Company, low-free fatty acid recycled vegetable ("Oil"), on the terms and conditions contained herein.


      NOW, THEREFORE, in consideration of the premises and the representations, covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Supplier agree as follows:


      Section 1. Supply of Oil. The Supplier hereby agrees that upon receipt of a purchase order from the Company indicating the requisite amount of Oil needed, delivery instructions and any other information deemed appropriate, the Supplier will ship to the Company the requested amount of Oil in accordance with the terms of the purchase order. The Supplier agrees that the Company shall receive most-favored nations pricing with respect to the purchase of each Oil shipment.

      Section 2. Exclusivity. The Supplier agrees and acknowledges that during the term of this Agreement, it shall not directly or indirectly provide Oil to any other manufacturer, producer or distributor of biodiesel. The Supplier represents and warrants that the execution and delivery of this Agreement, and the performance by it of its obligations hereunder, will not (i) conflict with or result in a violation of any provision of its Articles of Incorporation and By-Laws or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or any event which with the notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, to which the Supplier is a party.

      Section 3. Term. This Agreement shall commence on the date hereof and terminate upon the prior written notice from the Company to the Supplier.

      Section 4. Independent Contractor. Nothing contained in this Agreement and the resulting relationship created between the parties shall, directly or indirectly, constitute the Supplier as a partner, joint venturer, agent or representative of the Company, the existence of which is hereby expressly denied by both parties. Neither party shall be liable to any third party in any way for any engagement, obligation, contract, representation or transaction, or for any act or omission to act, of the other.



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      Section 5. Compliance with Laws;  Taxes.  Each party shall comply with all laws, rules, ordinances, decrees, and regulations applicable to its activities. The Supplier shall be strictly liable and indemnify the Company and its officers, directors, stockholders, employees and agents for any costs, expenses, injuries, and damages caused to any of the foregoing as a result of the Supplier's failure to comply with any applicable laws, rules, ordinances, decrees, and regulations.

      Each party shall be responsible for and shall pay all taxes, duties, assessments and charges, however designated, associated with the performance of its duties hereunder which may now or hereafter be imposed by any governmental authority or agency, including without limitation, sales, use, excise, import or export value added or similar tax or duty, penalties and interest, as well as any costs associated with the collection or withholding thereof, and all government permit or license fees and all customs and similar fees levied that each such party may incur with respect to the Agreement, and any costs associated with the collection of any of the foregoing. The Supplier shall, on the Company's account, assist the Company in filing all forms and documents with the appropriate authorities as requested by the Company.

      Section 6. Confidentiality. The Supplier shall hold all information it receives from the Company which is non-public, proprietary or deemed confidential by the Company (the "Confidential Information") in confidence. The Supplier shall neither disclose the Confidential Information to any third party nor use the same for any purpose other than as contained in the written consent of the Company. The Supplier shall use the same degree of care as it uses to protect its own confidential information, but no less than reasonable care, to prevent the unauthorized use, dissemination or publication of the Confidential Information. The Supplier will promptly advise the Company of any unauthorized disclosure or use of the Confidential Information by any person. The Supplier shall have the right to disclose the Confidential Information to its employees and agents who need to know such information and who have executed and delivered to the Company a written agreement containing terms and conditions substantially similar to those stated herein.

      The Supplier further agrees and acknowledges that in the event of a breach or default or threatened breach or default by the Supplier of the provisions contained in this Agreement, the damages to the Company may be impossible to ascertain and the Company may not have an adequate remedy at law. In the event of any such breach or default or threatened breach or default by the Supplier, the Company shall be entitled to institute and prosecute proceedings in any court of competent jurisdiction, either at law or in equity, without the necessity to post a bond or prove special damages, to enforce the specific performance of the terms and conditions of this Agreement, to enjoin further violations of the provisions thereof and/or to obtain damages. Such remedies shall however be cumulative and not exclusive and shall be in addition to any other remedies which the Company may have under this Agreement or at law. The Supplier agrees that the provisions contained in this Agreement, including without limitation those contained in Sections 2 and 6 are reasonable and necessary for the protection of the Company.

      Section 7. Representations and Warranties. Each party hereby represents and warrants to the other than (i) it has all requisite power and authority to enter into and perform this Agreement in accordance with the terms hereof, (ii) the execution and delivery of this Agreement and the performance of it of the transactions contemplated hereby have been duly authorized and no further consent or authorization of any third party is required, (iii) this Agreement has been duly executed and delivered by its authorized representative, and such authorized representative is the true and official representative with the authority to sign this Agreement and bind such party, and (iv) this Agreement constitutes a legal, valid and binding obligation of it, enforceable against it in accordance with the terms hereof.

      Section 8. Miscellaneous. Any and all previous agreements and arrangements between the parties are hereby terminated and have no further force and effect. This Agreement shall inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to choice of law doctrine. Each party hereto consents to personal jurisdiction in New York State and voluntarily submits to its jurisdiction in any action or proceeding with respect to this Agreement. Venue for any action arising hereunder shall lie in the state and federal courts located in New York, New York. This Agreement shall constitute the entire agreement, whether oral or written, of the parties hereto and may only be amended by a writing executed by the parties hereto. This Agreement can be executed by facsimile and in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.



      [Remainder of Page Intentionally Omitted; Signature Pages to Follow]


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      IN WITNESS  WHEREOF,  the parties have executed  this  Agreement as of the date first written above.


                                    Vision Bioenergy Australia Pty Ltd.

                                    By: /s/ Mason Reiner
                                        ----------------------------
                                    Name:  Mason Reiner
                                    Title: Director


                                    SRW Nominees Pty. Ltd.
                                    Trading as Big Ben Services


                                    By: /s/ Ben Wajsman
                                        ----------------------------
                                    Name:  Ben Wajsman
                                    Title: Director